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                                                                    Exhibit 23.2







                          CONSENT TO INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-05245) of Greentree Software, Inc. of our report dated August 6, 1997 appearing on page F-2 of this Form 10-KSB.

                                       /s/  Price Waterhouse LLP



Price Waterhouse LLP
Minneapolis, Minnesota
September 12, 1997